UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2012

FIRST POTOMAC REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-31824	37-1470730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7600 Wisconsin Avenue Bethesda, Maryland 20814

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (301) 986-9200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Senior Unsecured Term Loan

On January 27, 2012, First Potomac Realty Investment Limited Partnership, the operating partnership (the “Operating Partnership”) of First Potomac Realty Trust (the “Company”), and certain of the Operating Partnership’s subsidiaries (the “Subsidiary Borrowers,” and together with the Operating Partnership, the “Borrowers”), entered into Amendment No. 1 (the “Amendment”) to the Term Loan Agreement, dated as of July 18, 2011 (the “Term Loan Agreement”), by and among the Borrowers, KeyBank National Association, as a lender and administrative agent, and certain other banks and financial institutions from time to time party thereto as lenders. The Amendment increases, from $250 million to $300 million, the total amount to which the term loan may be increased pursuant to the accordion feature of the Term Loan Agreement. Any increase in the total commitment of the term loan remains subject to certain conditions, including obtaining commitments from any one or more lenders, whether or not currently party to the Term Loan Agreement, to provide such additional commitments.

The terms of the Term Loan Agreement, except as described above, remain unchanged.

The Company, as a guarantor under the Term Loan Agreement, executed a consent to the Amendment and a reaffirmation of its guarantee of all of the obligations of the Borrowers under the Term Loan Agreement. In addition, each of the Operating Partnership’s subsidiaries that currently guarantee, jointly and severally, the obligations of the Borrowers under the Term Loan Agreement executed a consent to the Amendment and a reaffirmation of their guarantees of all of the obligations of the Borrowers under the Term Loan Agreement.

A copy of the Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to Exhibit 10.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith this Current Report on Form 8-K.

Exhibit No.
10.1	Amendment No.1, dated as of January 27, 2012, to the Term Loan Agreement, dated as of July 18, 2011, by and among First Potomac Realty Investment Limited Partnership, certain of its subsidiaries party thereto, KeyBank National Association, as a lender and administrative agent, and the other lenders and agents party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

February 2, 2012	/s/ Joel F. Bonder
Joel F. Bonder
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.
10.1	Amendment No.1, dated as of January 27, 2012, to the Term Loan Agreement, dated as of July 18, 2011, by and among First Potomac Realty Investment Limited Partnership, certain of its subsidiaries party thereto, KeyBank National Association, as a lender and administrative agent, and the other lenders and agents party thereto.